                                                                  EXHIBIT 10.108

                         ENVIRONMENTAL POWER CORPORATION
                                 RETIREMENT PLAN

                               ------------------

                                EGTRRA AMENDMENT

                               -------------------

         Pursuant to a resolution of its board of directors, Environmental Power Corporation, a Delaware corporation, hereby adopts this EGTRRA Amendment to the Environmental Power Corporation Retirement Plan, effective January 1, 2002, except as otherwise provided herein:

         1. Article 2 is hereby amended by deleting Section 2.1 and substituting therefor the following, effective January 1, 2003:

         "2.1(a) (i) `Accrued Benefit' as of any date before January 1, 2003, means the benefit to which a Participant would be entitled at Normal Retirement Date under Section 4.1, based on the Participant's Average Monthly Compensation as of the date when the determination is being made and the total years of Credited Service that the Participant would have at Normal Retirement Date, multiplied by a fraction not greater than 1, the numerator of which is the Participant's years of Credited Service as of the date of determination and the denominator of which is the greater of 25 or the total years of Credited Service the Participant would have at Normal Retirement Date, treating all years after the date as of which the determination is made as years of Credited Service.

              (ii) Accrued Benefit as of any date after December 31, 2002, means the sum of (A) the benefit determined under paragraph (i) as of December 31, 2002, and (B) the product of 1.5% of the Participant's Average Monthly Compensation and the Participant's years of Credited Service completed after December 31, 2002."

         2. Article 2 is hereby amended by deleting Section 2.7 and substituting therefor the following, effective December 31, 2002:

         "2.7 `Applicable Mortality Table' means the 1983 Group Annuity Mortality Table, with margin, blended 50% male and 50% female, or such other mortality table as may be prescribed by the Commissioner of Internal Revenue. For any distribution with an Annuity Starting Date on or after December 31, 2002, Applicable Mortality Table means the table prescribed in Revenue Ruling 2001-62."

         3. Article 2 is hereby amended by deleting Section 2.15(c) and substituting therefor the following:

               "(c) The Compensation of a Participant taken into account under the Plan shall not exceed $200,000, as adjusted under Section 401(a)(17) of the Code. In the case of a Plan Year of less than 12 months, the dollar limitation under this subsection shall be the amount determined by multiplying the applicable amount by a fraction, the numerator of which is the number of months in the Plan Year and the denominator of which is 12. In the case of a Participant who commences or ceases participation in the Plan on a date other than the first or last day of the Plan Year, no adjustment shall be made to the applicable dollar limitation.

               (d) If Compensation for any prior year is taken into account in determining a Participant's benefit accrual for a Plan Year, such Compensation shall be subject to the limit on Compensation in effect for such prior year, except that benefit accruals in Plan Years beginning after 2001 may take into account Compensation received by a Participant in a Plan Year beginning after 1999 and before 2002 that does not exceed $200,000."

         4.    Article 2 is hereby amended by adding thereto the following new
Section 2.17 and renumbering the subsequent sections of Article 2, effective January 1, 2003:

         "2.17 `Early Retirement Date' means the first day of any month before Normal Retirement Age, as specified by the Participant, on which a Participant has completed 20 Years of Service, attained age 62 and separated from service with the Affiliated Employers."

         5. Article 2 is hereby amended by deleting Section 2.20 (as renumbered) and substituting therefor the following, effective January 1, 2003:

         "2.20 `Employer' means Environmental Power Corporation, a Delaware corporation, and any sole proprietorship, partnership or corporation that succeeds to the business of and assumes the obligations of the Employer. When used in relation to an Employee of a Participating Employer, such term includes the Participating Employer."

         6. Article 2 is hereby amended by deleting Section 2.29 (as renumbered) and substituting therefor the following, effective January 1, 2003:

         "2.29 `Normal Retirement Age' means, with respect to the portion of a Participant's retirement benefit payable under Section 4.1(a)(i), the later of the Participant's 62nd birthday or the fifth anniversary of the date on which he became a Participant; and, with respect to the portion of a Participant's retirement benefit payable under Section 4.1(a)(ii), the later of the Participant's 65th birthday or the fifth anniversary of the date on which he became a Participant."

         7. Article 2 is hereby amended by deleting Section 2.45 (as renumbered) and substituting therefor the following, effective January 1, 2003:

         "2.45 `Year of Eligibility Service' means the 12-month period commencing on an Employee's Employment Commencement Date during which the Employee is credited with at least 1,000 Hours of Service and thereafter a Plan Year beginning after the Employee's Employment Commencement Date during which the Employee is credited with at least 1,000 Hours of Service."

         8. Article 3 is hereby amended by deleting Section 3.1 and substituting therefor the following, effective January 1, 2003:

         "3.1  Requirements to Become a Participant.

               (a) Subject to Section 3.3, each Eligible Employee whose Employment Commencement Date occurs before 2002 shall become a Participant on the January 1 or July 1 coinciding with or next following the date on which he has completed one year of Eligibility Service and attained age 21.

               (b) Subject to Section 3.3, each Eligible Employee whose Employment Commencement Date occurs after 2002 shall become a Participant on the January 1 or July 1 coinciding with or next following the date on which he has completed two Years of Eligibility Service and attained age 21.

               (c) An Employee who incurs a Break in Service prior to becoming eligible to participate shall be considered a new Employee for purposes of this section."

         9. Article 4 is hereby amended by deleting Section 4.1 and substituting therefor the following, effective January 1, 2003:

         "4.1 Normal Retirement. (a) Upon attaining Normal Retirement Age, a Participant shall be 100% vested in his Accrued Benefit. A Participant who retires on his Normal Retirement Date shall be entitled to receive a monthly retirement benefit, commencing as of his Normal Retirement Date and continuing for his remaining lifetime, equal to the sum of:

                    (i) 55% of his Average Monthly Compensation as of December 31, 2002, multiplied by a fraction, the numerator of which is the number of years of Credited Service, not in excess of 20, that the Participant has performed as of such date and the denominator of which is 20; and

                    (ii) 1.5% of his Average Monthly Compensation multiplied by the Participant's years of Credited Service completed after December 31, 2002.

               (b) In no event shall a Participant's Accrued Benefit as of his Normal Retirement Date be less than his Accrued Benefit as of December 31, 2002."

         10. Article 4 is hereby amended by adding a new Section 4.2 and renumbering the subsequent sections of Article 4, effective January 1, 2003:

         "4.2 Early Retirement. (a) Upon attaining his or her Early Retirement Date, a Participant or Former Participant may elect to receive early retirement benefits commencing as of his or her Early Retirement Date. An election under this section shall be filed with the Administrator in writing not more than 90 days before the commencement of benefit payments.

               (b) The benefit payable under this section at an individual's Annuity Starting Date shall be a monthly retirement benefit, commencing as of his Early Retirement Date and continuing for his remaining lifetime, equal to the individual's Accrued Benefit, reduced by 5/9% for each month by which the individual's Early Retirement Date precedes his Normal Retirement Date."

         11. Article 4 is hereby amended by deleting Section 4.4 (as renumbered) and substituting therefor the following, effective January 1, 2003:

         "4.4 Deferred Retirement Benefit. (a) Except as provided in Section 6.1(b), if a Participant continues in the service of the Employer after attaining Normal Retirement Date, payment of retirement benefits shall not commence until the Participant becomes a Retired Participant.

               (b) The retirement benefit payable to a Participant described in subsection (a) as of his Late Retirement Date shall be the greater of (i) the Participant's Accrued Benefit as of the date on which the Participant actually retired based on his Average Monthly Compensation and Credited Service as of such date, or (ii) the Actuarial Equivalent, reflecting the deferred payment, of the Participant's Accrued Benefit determined as of Normal Retirement Date."

         12.   Article 5 is hereby amended by deleting subsections (a), (d) and
(e) of Section 5.2 and substituting therefor the following:

               "(a) (i) The maximum annual retirement benefit payable to any Participant for any limitation year, under this Plan and any other qualified defined benefit retirement plan maintained by the Affiliated Employers, shall not exceed the lesser of:

                         (A) 100% of the Participant's average earnings for the three consecutive highest paid years, or

                         (B)  $160,000, adjusted in accordance with Section 5.4.

                    (ii) The limitations set forth in paragraph (i) apply to an annual retirement benefit expressed as a single life annuity. For purposes of determining whether a benefit not subject to Section 417(e)(3) of the Code complies with paragraph (i), such benefit shall be converted into a single life annuity that is the greater of the Actuarial Equivalent of such benefit computed under Section 2.2(a) and the Actuarial Equivalent computed using an interest rate of 5% and the mortality table described in Section 2.2(b). For purposes of determining whether a benefit subject to Section 417(e)(3) of the Code complies with paragraph (i), such benefit shall be converted into a single life annuity that is the greater of the Actuarial Equivalent of such benefit computed under
Section 2.2(a) and the Actuarial Equivalent computed using the interest rate and mortality table described in Section 2.2(b).

                (d) If payment of an annual retirement benefit begins before a Participant attains age 62, the dollar limitation set forth in subsection
(a)(i)(B) shall be reduced to the Actuarial Equivalent of such dollar limitation at age 62. Actuarial equivalence shall be determined in accordance with subsection (f).

                (e) If payment of an annual retirement benefit begins after a Participant attains age 65, the dollar limitation set forth in subsection
(a)(i)(B) shall be increased to the Actuarial Equivalent of an annual benefit commencing at age 65 equal to such dollar limitation. Actuarial equivalence shall be determined in accordance with subsection (f)."

          13. Article 6 is hereby amended by deleting Section 6.1(b)(iv) and substituting therefor the following:

          "(iv) For purposes of this subsection, `5-percent owner' means an individual who, at any time during the Plan Year ending in the calendar year in which the individual attains age 70-1/2, is described in Section 16.1(e)(i)(B)."

          14. Article 6 is hereby amended by deleting Section 6.6 and substituting therefor the following, effective January 1, 2003:

          "6.6      Code Section 401(a)(9) Requirements. (a) Notwithstanding any
other provision of the Plan, distributions under the Plan shall be made in accordance with this section and Section 401(a)(9) of the Code and Regulations thereunder. With respect to distributions under the Plan made for the calendar years 2001 and 2002, the Plan shall apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the Regulations under said section proposed on January 17, 2001.

               (b) A Participant's Accrued Benefit shall be distributed, or distribution thereof shall commence, no later than the Participant's required beginning date.

               (c) If a Participant dies before distribution of his Accrued Benefit begins, distribution thereof shall be made as follows:

                    (i) If the Participant's surviving spouse is the Participant's sole designated beneficiary, distributions to the surviving spouse shall commence by the later of December 31 of the calendar year following the calendar year in which the Participant dies or December 31 of the calendar year in which the Participant would have attained age 70-1/2.

                    (ii) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, distributions shall commence by December 31 of the calendar year following the calendar year in which the Participant dies.

                    (iii) If there is no designated beneficiary as of September 30 of the calendar year following the calendar year in which the Participant dies, the Participant's Accrued Benefit shall be distributed in its entirety by the end of the calendar year in which occurs the fifth anniversary of the Participant's death.

                    (iv) If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before the commencement of distributions, paragraphs (ii) and (iii) shall apply as if the surviving spouse were the Participant.

                    (v) For purposes of this subsection and subsection (f), distributions are considered to begin on a Participant's required beginning date, unless paragraph (iv) applies in which event distributions are considered to begin on the date on which distributions are required to begin to the surviving spouse under paragraph (i). If annuity payments irrevocably commence before a Participant's required beginning date (or the date by which distributions are required to commence under paragraph (i)), distributions are considered to begin on the date of actual commencement.

               (d) Unless a Participant's Accrued Benefit is distributed in the form of an annuity contract purchased from an insurance company or in a single sum no later than the Participant's required beginning date, distributions shall be made in accordance with subsections (e), (f) and (g). Distributions under an annuity contract purchased from an insurance company shall be made in accordance with Section 401(a)(9) of the Code and Regulations thereunder.

               (e) Annuity payments shall be nonincreasing except as permitted under Section 1.401(a)(9)-6 of the Regulations, and shall be made on an annual or more frequent basis. Annuity payments shall be made over a life or lives, or over a period certain not longer than the period permitted under subsection (g). Once payments have begun over a period certain, such period certain may not be extended.

               (f) The amount that must be distributed by a Participant's required beginning date, or the date by which distributions are required to commence under subsection (c)(i) or (ii), is the payment required for one payment interval, and the next required payment shall be made by the end of the next payment interval. Any additional benefit accruals occurring after a Participant's first distribution calendar year shall be distributed commencing with the first payment interval ending in the calendar year immediately following the calendar year in which such additional benefit accruals occur.

               (g) In the case of a joint and survivor annuity for the joint lives of the Participant and a nonspouse beneficiary, the survivor annuity percentage after the Participant's required beginning date shall not exceed the percentage set forth in Q & A - 2 of Section 1.401(a)(9)-6 of the Regulations. In the case of a period certain annuity distribution commencing during the Participant's lifetime, the period certain shall not exceed the period set forth in Q & A - 2 of Section 1.401(a)(9)-9 of the Regulations, unless the Participant's spouse is the sole designated beneficiary and the form of distribution is a period certain with no life contingency. If the Participant's spouse is the sole designated beneficiary and the form of distribution is a period certain with no life contingency, the period certain may not exceed the longer of the period determined under the preceding sentence or the joint and last survivor life expectancy of the Participant and his spouse, as set forth in Q & A - 3 of Section 401(a)(9)-9 of the Regulations.

          (h) (i)     If a Participant dies before distribution of his Accrued
Benefit begins and there is a designated beneficiary, distribution of the Participant's Accrued Benefit shall commence no later than the date required by subsection (c)(i) or (ii) and shall be made over the life of the designated beneficiary or over a period certain not extending beyond the life expectancy of the designated beneficiary.

              (ii) If a Participant dies before the date on which distributions commence and there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's Accrued Benefit shall be completed by the end of the calendar year in which occurs the fifth anniversary of the Participant's death.

              (iii) If a Participant dies before the commencement of distributions and the surviving spouse of the Participant is the sole designated beneficiary, upon the death of the surviving spouse before distributions to the surviving spouse are required to commence under subsection (c)(i), this subsection shall apply as if the surviving spouse were the Participant, except that the time by which distributions must begin shall be determined without regard to subsection (c)(i).

          (i) The following definitions apply for purposes of this section:

              (i) `Designated beneficiary' means the Beneficiary described in Section 1.401(a)(9)-4 of the Regulations.

              (ii) `Distribution calendar year' means a calendar year for which this section requires that a minimum distribution be made. The first distribution calendar year is the earlier of the calendar year preceding the calendar year in which a Participant's required beginning date occurs or the calendar year in which distributions are required by subsection (c) to commence following a Participant's death. For lifetime distributions, the last distribution calendar year is the year in which a Participant dies.

              (iii) `Life expectancy' means an individual's life expectancy as determined under the Single Life Table set forth in Section 1.401(a)(9)-9 of the Regulations.

              (iv) `Required beginning date' means the applicable date described in Section 6.1(b)."

     15. Article 8 is hereby amended by deleting Section 8.3 and substituting therefor the following, effective January 1, 2003:

     "8.3         At least two Years of Service; Full Vesting.

          (a)     (i)   A Former Participant who became eligible to participate
in the Plan upon completing one Year of Eligibility Service and separates from service with the Affiliated Employers before 2005 and after completing at least two Years of Service shall be entitled to receive a percentage of his Accrued Benefit, based upon the Participant's Years of Service, as follows:

                  Years of Service                   Vested Percentage
                  ----------------                   -----------------

                  Less than 2                                  0%
                  2 but less than 3                           20%
                  3 but less than 4                           40%
                  4 but less than 5                           60%
                  5 but less than 6                           80%
                  6 or more                                  100%

                  (ii) A Former Participant who became eligible to participate in the Plan upon completing one Year of Eligibility Service and separates from service with the Affiliated Employers after 2004 and after completing at least two Years of Service shall be entitled to receive 100% of his Accrued Benefit.

          (b) A Former Participant who became eligible to participate in the Plan upon completing two Years of Eligibility Service and separates from service with the Affiliated Employers after completing at least two Years of Service shall be entitled to receive 100% of his Accrued Benefit.

          (c) Unless a forfeiture has previously occurred under Section 8.2(a), the nonvested portion of the Accrued Benefit of a Participant who separates from service with the Affiliated Employers before Normal Retirement Age and is not 100% vested shall be forfeited upon the earlier of the occurrence of five consecutive Breaks in Service or the date on which the Participant receives or commences receiving a distribution of the vested portion of his Accrued Benefit."

     16. Article 9 is hereby amended by deleting Section 9.11(a)(iii) and substituting therefor the following:

          "(iii) `Eligible retirement plan' means an individual retirement account or annuity described in Section 408(a) or (b) of the Code, an annuity plan or contract described in Section 403(a) or (b) of the Code, an eligible plan under Section 457(b) of the Code maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state, or a qualified trust described in Section 401(a) of the Code that will accept a distributee's eligible rollover distribution."

     17. Article 10 is hereby amended by deleting Section 10.6 and substituting therefor the following:

     "10.6 Claims Procedure. (a) If a Participant, Former Participant or Beneficiary asserts a right to any benefit under the Plan that he has not received, he or his authorized representative shall file a written claim for such benefit with the Administrator. If the Administrator wholly or partially denies such claim, it shall provide written or electronic notice to the claimant within a reasonable period of time, but not later than 90 days after receipt by the Administrator of the claim, unless the Administrator determines that special circumstances require an extension of time, not to exceed 90 days, for processing the claim. If the Administrator determines that an extension of time is required, it shall provide the claimant with written notice of the extension before the end of the initial 90-day period. Such notice shall describe the special circumstances requiring the extension of time and specify the date by which the Administrator expects to render a benefit determination. If the Administrator wholly or partially denies a claim, it shall set forth in its benefit determination, which shall be written in a manner calculated to be understood by the claimant:

                  (i)    the specific reasons for the denial of the claim;

                  (ii) specific reference(s) to pertinent provisions of the Plan on which the adverse benefit determination is based;

                  (iii) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary;

                  (iv) an explanation of the Plan's claims review procedure, including the time limits applicable under such procedure; and

                  (v) a statement that the claimant has the right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review.

              (b) A Participant, Former Participant or Beneficiary whose claim for benefits is denied may request a full and fair review of the adverse benefit determination within 60 days after notification of the adverse benefit determination by the Administrator. The Participant, Former Participant or
Beneficiary:

                  (i) shall be provided a review that takes into account all comments, documents, records and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial determination;

                  (ii) shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim; and

                  (iii) may submit written comments, documents, records and other information relating to the claim to the Administrator for review.

              (c) Subject to Section 2560.503-1(i)(1)(ii) of the Department of Labor regulations, a decision on review by the Administrator shall be made within a reasonable period of time, but not later than 60 days after receipt by the Administrator of a request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing, in which case the claimant shall be provided with written notice of the extension before the end of the initial 60-day period. Such notice shall describe the special circumstances requiring the extension and specify the date by which the Administrator expects to render its decision. In no event shall the decision be rendered later than 120 days after receipt of the request for review.

              (d) The Administrator's decision on review shall be made in writing and shall be written in a manner calculated to be understood by the claimant. If there is an adverse benefit determination on review, the Administrator's decision shall include:

                  (i) the specific reasons for the adverse benefit determination;

                  (ii) specific reference(s) to pertinent provisions of the Plan on which the adverse benefit determination is based;

                  (iii) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents or records and other information relevant to the claim;

                  (iv) a statement describing any voluntary appeal procedures offered by the Plan and the claimant's right to receive information about any such procedures; and

                  (v) a statement that the claimant has the right to bring a civil action under Section 502(a) of ERISA following the adverse benefit determination on review."

     18. Article 16 is hereby amended by deleting Section 16.1 and substituting therefor the following:

     "16.1  Definitions.  For purposes of this Article:

            (a)   (i)    `Top-heavy plan' means this Plan for any Plan Year in
which, as of the determination date:

                         (A) it is not included in an aggregation group and the
            sum of the present value of the accrued benefits of key employees exceeds 60% of the sum of the present value of all accrued benefits under the Plan, or

                         (B) it is required to be included in a top-heavy group.

                  (ii) Except as otherwise provided in paragraph (iii), paragraph (i)(A) shall be applied by taking into account distributions made to any employee or beneficiary during the one-year period ending on the determination date and any amount distributed under a terminated plan which would have been required to be included in the aggregation group. In the case of a distribution made for a reason other than separation from service, death or disability, the preceding sentence shall be applied by substituting `five-year period' for `one-year period'.

                  (iii)  Paragraph (i)(A) shall be applied by disregarding:

                         (A)   deductible voluntary contributions;

                         (B) the accrued benefit of a former key employee (or the beneficiary of a former key employee) for all Plan Years after ceasing to be a key employee;

                         (C) the accrued benefit of an individual who has not performed services for an Affiliated Employer at any time during the Plan Year ending on the determination date;

                         (D) any accrued benefit attributable to employer contributions rolled over or transferred on behalf of an individual which contributions were originally made to a qualified retirement plan maintained by an employer other than an Affiliated Employer or were otherwise rolled over or transferred into the Trust Fund at the direction of the individual; and

                         (E) benefits paid on account of death, to the extent such benefits exceed the individual's accrued benefit immediately before death.

The accrued benefit of an individual that has been disregarded under subparagraph (C) shall be taken into account on the determination date next following the date on which such individual again performs services for an Affiliated Employer.

              (b) `Top-heavy group' means the aggregation group which, if viewed as a single plan, would be a top-heavy plan. For purposes of the preceding sentence, the determination of the present value of an accrued benefit shall be based only on the interest rate and mortality tables used by the defined benefit retirement plan under which such benefit accrued. In determining whether the aggregation group is top-heavy, the accrued benefits or the account balances of all plans shall be valued as of the determination dates for such plans that fall within the same calendar year. The accrued benefit of any non-key employee shall be determined under the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the aggregation group or, if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under the fractional accrual rule of
Section 411(b)(1)(C) of the Code.

              (c) `Determination date' means, for this Plan and any other plan included in the aggregation group, the last day of such plan's preceding plan year, or in the case of the first plan year of the plan, the last day of such plan year.

              (d) (i)    `Aggregation group' means:

                         (A) Each qualified defined benefit and defined
              contribution retirement plan of the Affiliated Employers in which a key employee is or was a participant during the Plan Year ending on the determination date;

                         (B) Each other qualified defined benefit and defined
              contribution retirement plan of the Affiliated Employers that enables any plan described in subparagraph (A) to meet the requirements of Sections 401(a)(4) and 410 of the Code; and

                         (C) All other qualified defined benefit or defined
              contribution retirement plans of the Affiliated Employers elected by the Administrator that do not cause the aggregation group to fail to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                   (ii) For purposes of this subsection, a qualified retirement plan shall include any frozen or terminated plan maintained during the Plan Year ending on the determination date.

              (e)  (i)   `Key employee' means an employee who, at any time
during the Plan Year containing the determination date, is:

                         (A) An officer of an Affiliated Employer whose earnings
              exceed $130,000, as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after 2002;

                         (B) An owner of more than a 5% interest in an
              Affiliated Employer; or

                         (C) An owner of more than a 1% interest in an
              Affiliated Employer whose earnings from the Affiliated Employers exceed $150,000 for the Plan Year.

                   (ii) For purposes of this subsection, the term `employee' includes a terminated, retired, disabled, deceased or part-time employee, and a Leased Employee. A Beneficiary of an individual described in this subsection shall be considered a key employee.

                   (iii) For purposes of paragraph (i)(A), if there are more than three officers of the Affiliated Employers, no more than 10% of all employees of the Affiliated Employers, based on the highest number of employees during the Plan Year ending on the determination date, to a maximum of 50, shall be treated as officers. Individuals performing executive functions for a sole proprietorship, partnership, association or trust that is an Affiliated Employer shall be treated as officers.

                   (iv) In determining ownership for purposes of this subsection, the constructive ownership provisions of Section 318 of the Code shall apply utilizing a 5% test in lieu of the 50% test set forth in subsection (a)(2)(C) thereof, but the aggregation rules of Section 414(b), (c),
(m) and (o) of the Code shall not apply.

          (f)  `Non-key employee' means an employee who is not a key employee.

          (g) `Earnings' means earnings as defined in Section 5.1(b). Except for purposes of determining status as a key employee under subsection (e), an individual's earnings for any year shall be deemed not to exceed $200,000, as adjusted under Section 401(a)(17) of the Code.

          (h) `Average earnings' means the average of a Participant's earnings for the five consecutive years of service which produce the highest average. In determining average earnings, any year in the five consecutive year period in which a year of service was not earned shall not be counted. If a Participant has completed less than five years of service, the average of the earnings for all years of service shall be used. Earnings received for years of service beginning after the close of the last Plan Year in which the Plan is top-heavy shall be disregarded.

          (i) `Year(s) of service' means the period of service used to determine the vested percentage of a Participant's benefits under a defined benefit or defined contribution retirement plan of an Affiliated Employer."

     19. Article 16 is hereby amended by deleting Section 16.3(b) and substituting therefor the following:

          "(b) If a non-key employee participates in two or more top-heavy defined benefit retirement plans of the Affiliated Employers, the minimum benefit requirements of subsection (a) may be met by combining the benefits provided under such plans. If during any Plan Year a non-key employee participates in one or more top-heavy defined benefit retirement plans and one or more top-heavy defined contribution retirement plans of the Affiliated Employers, such non-key employee shall receive a benefit accrued for the year under the defined benefit retirement plan or plans at least equal to the benefit required by subsection (a). For purposes of satisfying the requirements of this section, employer contributions on behalf of non-key employees attributable to amounts deferred under an arrangement described in Section 401(k) of the Code shall not be taken into account."

     20. The Plan is hereby amended by adding thereto the following new Schedule A, effective January 1, 2003:

                                   "SCHEDULE A

                    _________________________________________

                             PARTICIPATING EMPLOYERS

                    _________________________________________


Microgy Cogeneration Systems, Inc."

     IN WITNESS WHEREOF, Environmental Power Corporation has caused this instrument to be duly executed in its name and on its behalf this 19th day of December, 2002.


                                   ENVIRONMENTAL POWER CORPORATION





                                   By: /s/ Joseph E. Cresci
                                       -----------------------------------------
                                       Joseph E. Cresci, Chief Executive Officer


ATTEST:




________________________________